UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 18, 2016

Date of Report (Date of earliest event reported)

ENERGY TRANSFER EQUITY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 18, 2016, Energy Transfer Corp LP (“ETC”), an affiliate of Energy Transfer Equity, L.P. (the “Partnership”), filed with the Securities and Exchange Commission (the “SEC”) an amendment to its Registration Statement on Form S-4 (the “Registration Statement”) relating to the proposed merger with The Williams Companies, Inc. (“Williams”). The section of the Registration Statement titled “Summary—Recent Developments” contains certain updated financial and other information relating to ETC, the Partnership and the merger, including, among other things, (i) forecasted consolidated EBITDA, total cash available for distribution and distributions per common share of ETC for the years ending December 31, 2016, 2017 and 2018 (the “forecast period”), (ii) forecasted unconsolidated and consolidated leverage ratios for the Partnership for the forecast period and (iii) disclosure that if the closing of the merger were to occur as of the date of the proxy statement/prospectus, Latham & Watkins LLP would be unable to deliver to ETC and Williams its tax opinion to the effect that the contribution of Williams’ assets and liabilities to the Partnership and the Partnership’s issuance of Class E units to ETC should qualify as an exchange to which Section 721(a) of the Internal Revenue Code applies (the “721 Opinion”). The receipt by ETC and Williams of the 721 Opinion is one of the conditions to the closing of the merger and the Partnership believes that there is a substantial risk that the condition will not be satisfied.

Item 8.01.	Other Events.

The information disclosed in Item 7.01 of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

Forward-looking Statements

This Current Report on Form 8-K may contain forward-looking statements. These forward-looking statements may include, but are not limited to, statements regarding the potential merger of the Partnership and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the most recent Annual Report on Form 10-K for each of the Partnership, Energy Transfer Partners, L.P. (“ETP”), Sunoco Logistics Partners L.P. (“SXL”), Sunoco LP (“SUN”), Williams and Williams Partners LP (“WPZ”) filed with the SEC and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in the Partnership’s, ETP’s, SXL’s, SUN’s, Williams’ and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Current Report are set forth in other reports or documents that the Partnership, ETP, SXL, SUN, Williams and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between the Partnership, ETC and Williams; (2) the ultimate outcome and results of integrating the operations of the Partnership and Williams, the ultimate outcome of the Partnership’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of the Partnership, ETC and Williams, including the combined company’s future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of the Partnership’s common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; (9) the ability to maintain ETP’s, SXL’s, SUN’s, Williams’ and WPZ’s current credit ratings; and (10) the outcome and impact of the lawsuits filed by Williams against the Partnership and its management. All forward-looking statements attributable to the Partnership or any person acting on the Partnership’s behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Neither the Partnership nor Williams undertakes any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect actual outcomes.

Additional Information

This Current Report does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This Current Report relates to the entry by the Partnership and Williams into definitive agreements for a combination of the two companies. In furtherance of this proposal and subject to future developments, the Partnership, ETC and Williams may file one or more registration statements, proxy statements or other documents with the SEC. This Current Report is not a substitute for any proxy statement, registration statement, prospectus or other document the Partnership, ETC or Williams may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE PARTNERSHIP AND WILLIAMS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION TRANSACTION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Williams. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Partnership, ETC and Williams through the web site maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Partnership and ETC with the SEC will be available free of charge on the Partnership’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.

The Partnership and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of the Partnership’s general partner is contained in the Partnership’s Annual Report on Form 10-K filed with the SEC on February 29, 2016 (as it may be amended from time to time). Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Partnership using the sources indicated above.

Williams and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of Williams is contained in Williams’ Annual Report on Form 10-K filed with the SEC on February 26, 2016 (as it may be amended from time to time). Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Williams using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

By: LE GP, LLC, its general partner

Date: April 18, 2016

	By:	/s/ John W. McReynolds
John W. McReynolds
President

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